UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 25, 2009

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On March 25, 2009, the Audit Committee of the Board of Directors (the “Audit Committee”) of OMNI Energy Services Corp. (the “Company”) dismissed Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm effective as of March 25, 2009, the date that notification was given to PKF of the decision. The actions of the Audit Committee were ratified by the Board of Directors of the Company on March 25, 2009.

The reports of PKF on the Company’s consolidated financial statements for its fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified of modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2008 and 2007 and through March 25, 2009, (i) there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PKF, would have cause PKF to make reference to the subject matter of the disagreement in connection with its reports for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PKF with a copy of the foregoing disclosure and has requested that PKF furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the letter from PKF, dated March 30, 2009 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On March 25, 2009, the Audit Committee approved the selection Grant Thornton L.L.P. (“GT”) as the Company’s new independent registered public accounting firm. The actions of the Audit Committee were ratified by the Board of Directors of the Company on March 25, 2009. The appointment of GT will be presented to the shareholders for ratification at the Company’s 2009 Annual Meeting of Shareholders. During the Company’s fiscal years ended December 31, 2008 and 2007 and through March 25, 2009, the date of the selection of GT, neither the Company, nor any person on their behalf, have consulted with GT with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by GT to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits.

16.1	Letter of Pannell Kerr Forster of Texas, P.C. dated March 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: March 31, 2009

	By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Senior Vice President and Chief Financial Officer